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                                                                    Exhibit 10.9

                                                               EXHIBIT A
                                                               TO SHARE PURCHASE
                                                               AGREEMENT
                              AMENDMENT TO LEASE
                              ------------------

          THIS AMENDMENT TO LEASE, dated as of October 1, 1987, by and between Chicago Title and Trust Company, not individually but as Trustee under a Trust Agreement dated February 1, 1977, and known as Trust No. 1069185 ("Lessor"), and AGI Incorporated, an Illinois corporation ("Lessee"),

                             W I T N E S S E T H:

          WHEREAS, Lessor and Lessee are parties to a certain lease dated May 29, 1985 demising the real estate commonly known as 1950 Ruby Street, Melrose Park, Illinois, including the industrial building containing 256,629 square feet located thereon ("Lease"); and

          WHEREAS, Lessor and Lessee mutually desire to amend the Lease in certain respects,

          NOW, THEREFORE, the Lease is hereby amended as follows:

          1. Term.  The initial term of the Lease set forth in paragraph 2
             ----
thereof is extended for four months through September 30, 1992.
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          2. Renewal Option.  Lessor hereby grants Lessee options to renew the
             --------------
Lease for four consecutive periods of five years each; provided, however, that so long as Chicago Title and Trust Company, as Trustee under Trust No. 1069185 remains the Lessor, and the beneficial interest of such trust has not been transferred or assigned, in whole or in part, other than for collateral purposes, Lessee's option to renew the Lease for the five year period commencing on October 1, 1992 shall be expressly conditioned upon the audited financial statements of Lessee as of December 31, 1991 evidencing a net worth and a debt to equity ratio equal to or better than set forth in its audited financial statements for the year ending December 31, 1984, and similarly, its options to renew the Lease for each of the three additional renewal periods shall be expressly conditioned upon the audited financial statements of Lessee as of December 31, 1996, December 31, 2001, and December 31, 2006, respectively, evidencing a net worth and a debt to equity ratio equal to or better than set forth in such statements for the year ending December 31, 1984. Lessee shall exercise any such option by giving Lessor not less than 180 days' notice of its election to do so prior to the termination of the original term or renewal term, as the case may be. In the event Lessee shall fail to exercise any such option, any subsequent option or options shall automatically be deemed void.

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          3.   Rent During Extended Initial Term and Renewal Terms.  The
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annual Net Rent for the four months extension of the initial term shall be the same as the existing annual Net Rent for the initial term. The annual Net rent for each renewal term shall be the "fair market rental value" of the Premises as determined substantially in accordance with the procedures set forth in paragraph 23 of the Lease for the determination of "fair market value," less a 6.1% discount, computed on a monthly basis. Such net Rent shall be determined prior to the commencement of the first and any subsequent renewal term.

          4.   Right of First Refusal.  Lessor shall promptly notify Lessee in
               ----------------------
writing if Lessor becomes aware of the fact that a third party may be interested in purchasing the Premises. Lessor shall promptly give Lessee written notice of, and furnish Lessee with all terms and conditions of, any actual offer to purchase the Premises which Lessor may receive and desire to accept. Lessee shall have 30 days after notice of such actual offer within which to determine whether it desires to purchase the Premises on substantially the same terms and conditions, the Lessor hereby granting to the Lessee the first right to do so; provided, however, that such 30 day period shall be reduced by the number of days, if any, but not in excess of 15, that the Lessor had, prior to giving Lessee written notice of such actual offer, given Lessee written notice of the offeror's interest in purchasing

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the Premises as hereinabove provided. Lessee shall exercise such right by giving Lessor written notice of its intent to do so prior to the end of the foregoing 15 to 30 day period as the case may be. In the event Lessee exercises such option, the transaction shall be closed substantially in accordance with the terms and conditions of the actual offer received by Lessor; provided, however, that in no event shall the Lessee be required to close the transaction in less than 90 days from the date of the exercise of its option, and Lessee shall have the right to substitute cash equivalent to the fair market value of any non cash consideration included in the actual offer received by the Lessor.

          5.   Parking Facilities. The words "(in common with others)" in lines
               ------------------
seven and eight of paragraph 1 of the Lease are deleted.

          6.   Real Estate Taxes. Paragraph 4(a) of the Lease is "amended by
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adding at the end thereof the following sentence: "The real estate taxes for the calendar year in which the Lease expires by its terms shall be equitably prorated between Lessor and Lessee."

          7.   Liens. Paragraph 9 of the Lease is amended by adding the
               ------
following sentence: "Notwithstanding the foregoing, Lessee shall have the right to contest any liens or claims of lien provided Lessee deposits with Lessor reasonable security

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to protect the Lessor and the Premises against such lien and any penalties and interest related thereto."

          8.   Damage Or Destruction. Effective June 1, 1992, the provisions of
               ----------------------
paragraph 10 of the Lease are amended, and to the extent of any inconsistency superseded, by the following: "(i) Lessee shall have the right to terminate this Lease as of the date of any fire or other casualty if it can reasonably be estimated that the time to repair will extend beyond 180 days, or if completion, once any repairs have commenced, actually extends beyond 180 days; (ii) the second sentence of the second paragraph is amended to read as follows: in the event such damage shall occur during the last two years of any renewal term, either Lessor or Lessee may elect to terminate this Lease upon giving written notice to the other within 45 days of the casualty; provided, however, that if the Lessor shall elect to terminate during the first two renewal terms, the Lessee may void such termination by giving Lessor written notice within 30 days thereafter that it has elected to exercise its option to renew this Lease for the next succeeding renewal term; (iii) to the extent that rent insurance may be in effect pursuant to paragraph 5(b)(iv) of the Lease, Net Rent shall equitably abate until the Premises are fully repaired; and (iv) the provisions of the last paragraph of paragraph 10 of the Lease shall relate solely to the mortgage of record on the date of

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this Amendment to Lease and not to any subsequent mortgage of the Premises."

           9. Alterations. The Lessor shall not unreasonably withhold its
              -----------
consent to any alterations and improvements which may be requested by the Lessee pursuant to paragraph 11 of the Lease.

          10. Assignment of Lease. The Lessor's consent shall not be required in
              -------------------
connection with an assignment of this Lease by reason of a merger, consolidation or sale of substantially all of Lessee's assets, provided the surviving corporation has a net worth equal to or greater than that of the Lessee immediately prior thereto. Effective June 1, 1992, the Lessor agrees not to unreasonably withhold its consent to any requested assignment of the Lease under paragraph 14 thereof, and the Lessee shall be permitted to sublet all, as well as portions, of the Premises.

          11. Default of Lessee. The second full paragraph of paragraph 15 of
              -----------------
the Lease is hereby deleted and the following substituted therefor: "Upon and after entry into possession without terminating this Lease, Lessor may relet all or any part of the Premises for such reasonable rent and upon such other reasonable terms and conditions as Lessor shall determine. For the purpose of reletting, Lessor may reasonably decorate and make reasonable repairs, alterations

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and additions in or to the Premises. In the event the rent received by the
Lessor less the cost of such decorations, repairs, alterations and additions, is less than the rent due hereunder, Lessee shall pay the difference as and when due."

          12.  Eminent Domain. Paragraph 16 of the Lease is amended by deleting
               --------------
the last paragraph thereof and by substituting for the words "more than 50% of the floor area of the improvements in the Demised Premises" in lines one and two of subparagraph (b) the words "sufficient floor area of the improvements to make it impractical to operate Lessee's business."

          13.  Non-Disturbance Agreement. Paragraph 17 of the Lease is amended
               -------------------------
by the deletion of the appointment of an agent for the Lessee. In addition, Lessor agrees to exert its best efforts to obtain from the existing mortgagee an agreement to the effect that it will recognize the Lessee's rights under this Lease so long as Lessee is not in default.

          14.  Lessee's Option to Purchase. Paragraph 23 of the Lease is amended
               ---------------------------
as follows: (i) Lessee's option to purchase shall be in effect commencing on the third anniversary of the date of this Amendment to Lease and thereafter throughout the initial term, as extended, and any renewal term of the Lease, not simply during the final 60 days thereof; (ii) "90" shall be substituted for "180" in sub-

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paragraph 23 (a)(i) of the Lease, and such paragraph shall be further amended in that the purchase price shall be the greater of (a) the scheduled principal balance of the mortgage now of record at the time of the closing of the sale plus any prepayment penalty then required to be paid with respect thereto if the purchase occurs prior to the expiration of the initial term, or the scheduled principal balance of such mortgage as of the third anniversary of this Amendment to Lease plus any prepayment penalty which would have been required to have been paid with respect thereto if it had been paid in full on such third anniversary, in the event purchase occurs during any renewal term of this Lease, or (b) the fair market value of the Premises, reduced by the unamortized cost at closing of the sale, calculated in accordance with generally accepted accounting principles as though Lessee were the owner of the building and other improvements, of any capital improvements to the Premises made by Lessee after the date of this Amendment to Lease with the prior written approval of the Lessor, unless such capital improvements were made solely for the benefit of Lessee's business and do not enhance the value of the Premises themselves, Lessor shall not unreasonably withhold its consent to any capital improvements which Lessee may desire to make. (iii) subparagraph 23(a)(ii) of the Lease is amended by adding "In the event two of the three appraisers shall agree upon a value, such value shall be the fair market value. If no two appraisers shall agree, the fair market value shall be

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deemed to be the average of the three appraisals; (iv) subparagraph 23(a) (iii)
of the Lease is deleted; (v) subparagraph 23(c) of the Lease is amended to provide that the $150,000 deposit shall be made to a joint order escrow at Chicago Title and Trust Company; and (vi) paragraph 23(c) of the Lease is amended to provide that the tile insurance policy in the amount of the purchase price shall be paid for by Lessor and that it shall include extended coverage insurance over the general exceptions; that a current ALTA plat of survey shall be furnished by the Lessor showing all improvements to be located within the lot lines and no encroachments from adjacent property; and Lessor's beneficiary shall deliver to the Lessee at the closing a proper Warranty Bill of Sale covering all personal property on the Premises owned by such beneficiary.

          15.  Arbitration.   Paragraph 25 of the Lease should be renumbered
               -----------
"24". The provision is amended by adding "in the event no two arbitrators can agree, either party may commence litigation.

          16.  Access to Premises.  Lessor shall give Lessee reasonable notice
               ------------------
of any proposed entry into the Premises, emergency situations expected. The purpose of any such access should be reasonable.

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          17.  Attorney's Fees. Paragraph 36 of the Lease is amended by the
               ----------------
addition of the following paragraph:

          "In case Lessee, its agents or employees or any of them shall be made a party to any litigation commenced by or against Lessor or its beneficiaries, and Lessee, its agents or employees are not found to be at fault, then Lessor shall pay all costs, expenses and reasonable attorneys' fees incurred or paid by Lessee, its agents and employees, in connection with such litigation. Lessor shall also pay all costs, expenses and reasonable attorneys' fees that may be incurred or paid by Lessee in enforcing the covenants and agreements of this Lease."

          18.  Security Deposit. The Security Deposit which has been deposited
               -----------------
with Lessor pursuant to paragraph 21 of the Lease is confirmed to be in the amount of $339,508.80. Notwithstanding the provisions of paragraph 21 of the Lease, the Security Deposit shall, during any renewal term, earn interest for the benefit of the Lessee at a rate equal to the Prime Rate from time to time in effect at the Continental Illinois National Bank and Trust Company of Chicago, payable at least once in every lease year. The Security Deposit, with any accrued and unpaid interest thereon, may be applied by the Lessee toward the payment of Net Rent and any other payments due under the Lease (i) during the twelve month period prior to its ascertained termination date, and (ii) in

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the event Lessor's beneficiary or any successor thereto shall, voluntarily or involuntarily, come under the jurisdiction of the Bankruptcy courts.

          19.  Delinquent Rent.   Lessee acknowledges that Lessor may be liable
               ----------------
to pay a 4% penalty to its existing mortgagee in the event its monthly mortgage payment is not received by the mortgagee on or before the fifteenth day of any month, and that Lessor utilizes the rent received from Lessee to make such payment. Accordingly, and notwithstanding the grace period provided for in paragraph 15 of the Lease, Lessee agrees to reimburse Lessor for any such penalty which may be incurred by Lessor if such penalty results from the inability of Lessor to make its mortgage payment on or before the fifteenth day of any month solely by reason of a delay by Lessee in making any rental payment due from it under the Lease.

          20.  Subordination to Mortgage.    Lessee acknowledges that the Lease,
               -------------------------
as amended by this Amendment To Lease, is subject and subordinate to the terms and conditions of Lessor's existing mortgage to The Mutual Benefit Life Insurance Company.

          21.  Continuing Effect.  Except as otherwise specifically provided
               -----------------
herein, all terms and conditions of the Lease remain in full force and effect.

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          It is expressly understood and agreed that this Lease is executed by the undersigned Trustee, not personally, but solely as Trustee under the terms of that certain agreement dated the 1st day of February, 1997, creating Trust No. 1069185; the covenants, undertakings, representations and agreements herein made are made and intended not as personal covenants, undertakings, representations and agreements of the Trustee or its beneficiaries, individually, or for the purpose of binding them personally, but this instrument is executed and delivered by Chicago Title and Trust Company as trustee, solely in the exercise of the powers conferred upon it as such Trustee under said agreement and no personal liability or personal responsibility is assumed by, nor shall at any time be asserted or enforced against the Chicago Title and Trust Company as trustee or its beneficiaries, on account hereof, or on account of any covenant, undertaking, representation, warranty or agreement herein contained, either expressed or implied, all such personal liability, if any, being hereby expressly waived and released by the parties hereto, and by all persons claiming by or through or under said parties.

          IN WITNESS WHEREOF, said Chicago Title and Trust Company has caused its name to be signed to these presents by a ___________________________________ and its corporate seal to be hereunto affixed and attested by

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its ______________________________________________________,
the day and year first above written.

LESSOR: CHICAGO TITLE AND TRUST COMPANY, not individually, but as Trustee under Trust Agreement dated February 1, 1977, and known as Trust No. 1069185


                                   By ______________________________________
                                   Its______________________________________


ATTEST:

______________________________
Its __________________________

LESSEE:                            AGI INCORPORATED, an Illinois corporation


                                   By _____________________________________
                                   Its President

ATTEST:

_______________________________
Its ___________________________

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STATE OF ILLINOIS   )
                    )SS
COUNTY OF COOK      )


          I, _______________________, a Notary Public, in and for said County in the State aforesaid, DO HEREBY CERTIFY that ___________________________, personally known to me to be the _______________________ of CHICAGO TITLE AND TRUST COMPANY, a corporation of the State of Illinois, and __________________ personally known to me to be the ___________________ Secretary of said corporation, and personally known to me to be the same persons whose names are subscribed to the foregoing instrument appeared before me this day in person and severally acknowledged that they signed and delivered the said instrument as their own free and voluntary acts and as the free and voluntary act of said corporation for the uses and purposes therein set forth, and the said ___________ Secretary did also then and there acknowledge that he as custodian of the corporate seal of said corporation, did affix the said corporate seal of the said corporation to said instrument as his own free and voluntary act and as the free and voluntary act of said corporation for the uses and purposes therein set forth.

          GIVEN under my hand a notarial seal this _________ day of __________, 1987.


                                                      __________________________
                                                             Notary Public
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STATE OF ILLINOIS   )
                    )SS
COUNTY OF COOK      )


          I, _______________________, a Notary Public, in and for said County in the State aforesaid, DO HEREBY CERTIFY that ___________________________, personally known to me to be the _______________________ of AGI INCORPORATED, a corporation of the State of Illinois, and __________________ personally known to me to be the Assistant Secretary of said corporation, and personally known to me to be the same persons whose names are subscribed to the foregoing instrument appeared before me this day in person and severally acknowledged that they signed and delivered the said instrument as their own free and voluntary acts and as the free and voluntary act of said corporation for the uses and purposes therein set forth, and the said ___________ Secretary did also then and there acknowledge that he as custodian of the corporate seal of said corporation, did affix the said corporate seal of the said corporation to said instrument as his own free and voluntary act and as the free and voluntary act of said corporation for the uses and purposes therein set forth.

          GIVEN under my hand a notarial seal this _________ day of __________, 1987.


                                                      __________________________
                                                             Notary Public

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